TAXES BASED ON INCOME	12 Months Ended
Jan. 02, 2021
Taxes Based on Income
TAXES BASED ON INCOME
NOTE 14. TAXES BASED ON INCOME
Taxes based on income were as follows:

(In millions)	2020	2019	2018
Current:
U.S. federal tax	$1.1	$11.0	$(19.7)
State taxes	1.9	.5	.8
International taxes	168.5	148.1	134.3
	171.5	159.6	115.4
Deferred:
U.S. federal tax	5.0	(168.0)	(6.3)
State taxes	1.6	(8.9)	2.3
International taxes	(.4)	(39.4)	(26.0)
	6.2	(216.3)	(30.0)
Provision for (benefit from) income taxes	$177.7	$(56.7)	$85.4
The principal items accounting for the difference between taxes computed at the U.S. federal statutory rate and taxes recorded were as follows:

(In millions)	2020	2019	2018
Tax provision computed at the U.S. federal statutory rate (1)	$154.8	$52.4	$116.5
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit (1)	6.9	(12.8)	3.9
U.S. pension plan settlements and related charges (1)	–	(76.6)	–
Tax Cuts and Jobs Act (2)	–	–	(34.7)
Foreign earnings taxed at different rates (3)	51.4	56.2	44.0
GILTI high-tax exclusion election, net (4)	(12.5)	–	–
Foreign tax structuring and planning transactions (5)	–	(47.9)	(31.0)
Excess tax benefits associated with stock-based payments	(3.2)	(7.8)	(7.7)
Valuation allowance	(3.3)	2.0	10.7
U.S. federal research and development tax credits	(6.2)	(6.1)	(6.1)
Tax contingencies and audit settlements (6)	(5.5)	(11.8)	(11.9)
Other items, net	(4.7)	(4.3)	1.7
Provision for (benefit from) income taxes	$177.7	$(56.7)	$85.4
(1)
Included in 2019 and 2018 are tax effects of the pension plan settlement charges associated with the termination of the ADPP. In 2019 and 2018, tax benefits of $102 million and $19 million on the pretax charges, respectively, were reflected in the tax provision computed at the U.S. federal statutory rate and state taxes, net of federal tax benefit. Moreover, in 2019, the tax benefit of $77 million related to the release of stranded tax effects in AOCI through the income statement was reflected in U.S. pension plan settlements and related charges.

(2)
During 2018, we recognized a net tax benefit of $34.7 million as a result of the TCJA. This amount included our TCJA provisional amount and subsequent adjustments, including items that would otherwise be separately disclosed as state taxes, net of federal tax benefit, tax effects of foreign earnings taxed at different rates, tax contingencies and audit settlements, and other items, net. We finalized our TCJA provisional amount as defined under SEC Staff Accounting Bulletin No. 118 in 2018.

(3)	All years included certain U.S. international tax provisions imposed by the TCJA and foreign earnings taxed in the U.S., net of credits.
(4)
In 2020, we recognized a tax benefit of $12.5 million as a
return-to-provision
adjustment resulting from our decision to elect to exclude certain high-taxed foreign income from our 2019 GILTI inclusions. This election will provide a reversal of certain 2019 GILTI tax expense recognized in 2019. We expect to make the election by amending our 2019 U.S. tax return within the time allowed under applicable regulations.

(5)
In 2019, we recognized a net tax benefit of $47.9 million related to a foreign structuring transaction. This net benefit resulted from the elimination of recapture conditions to which our previously recognized net operating losses were subject. By eliminating these conditions, our losses became permanent, and the offsetting deferred tax liability related to future recapture was released. In 2018, we recognized a net tax benefit of $31 million related to a foreign planning transaction. This net benefit resulted from the recognition of a deferred tax asset in a higher tax rate jurisdiction, partially offset by a taxable gain recognized in a lower effective tax rate jurisdiction.

(6)
In 2020, we recognized a net tax benefit of $5.5 million. This amount included $22.4 million of tax benefits from decreases in certain tax reserves, including associated interest and penalties, as a result of closing tax years, and the effective settlements of certain foreign tax audits, partially offset by $16.6 million of tax charge related to our eligibility for incentive tax rates in a foreign jurisdiction for tax years 2016-2020 and additional interest and penalty accruals.

Income before taxes from our U.S. and international operations was as follows:

(In millions)	2020	2019	2018
U.S.	$123.8	$(355.4)	$(7.3)
International	613.5	604.9	562.1

Income before taxes	$737.3	$249.5	$554.8
Our effective tax rate was 24.1%, (22.7)%, and 15.4% for fiscal years 2020, 2019, and 2018, respectively.
Our 2020 provision for (benefit from) income taxes included: (i) $22.1 million of net tax charge related to the tax on global intangible low-taxed
income (“GILTI”) of our foreign subsidiaries and the recognition of foreign withholding taxes on current year earnings, partially offset by the benefit from foreign-derived intangible income (“FDII”) and (ii) a $12.5 million return-to-provision
adjustment recognized in the fourth quarter related to an election to be made on our 2019 amended U.S. tax return.
In July 2020, the U.S. Department of Treasury issued final regulations that provide certain U.S. taxpayers with an annual election to exclude foreign income that is subject to a high effective tax rate from their GILTI inclusions, with an option to retroactively apply them to their 2018 through 2020 tax years. While we have not yet made our determination on whether to make the election for all applicable tax years, we have made the determination to do so for tax year 2019. We continue to evaluate the impact of these regulations and currently anticipate that the benefits from electing these exclusions on our original or amended returns may be significant for certain years. We will reflect the impacts on our provision for (benefit from) income taxes upon the completion of our evaluation within the time allowed under applicable regulations.
Our 2020 provision for (benefit from) income taxes also included: $5.5 million of net tax benefit primarily from decreases in certain tax reserves, including associated interest and penalties, as a result of closing tax years in foreign jurisdictions, partially offset by increases in reserves from our change in judgment and additional interest and penalty accruals. In the fourth quarter of 2020, our eligibility for incentive tax rates in a foreign jurisdiction was denied under audit for tax years 2016-2019. We appealed the decision through the tax administration review process, and anticipate our appeal could continue into the judiciary for a final determination. As a result, we recognized a $14.3 million of tax charge related to our change in judgment on our uncertain tax positions for tax years 2016-2020.
Moreover, our 2020 provision for (benefit from) income taxes was not significantly affected by a tax incentive settlement agreement reached with a foreign tax authority related to self-developed intellectual property. Under the agreement, the impact for applicable tax years was roughly equivalent to the net benefit, after considering related uncertain tax positions previously recognized in our Consolidated Financial Statements.
Our 2019 provision for (benefit from) income taxes included $179 million of tax benefit related to the effective settlement of the ADPP, $102 million of which was the related tax effect on the pretax charge of $444 million, and $77 million of which was related to the release of stranded tax effects in AOCI through the income statement. The tax effects were stranded primarily as a result of the U.S. federal tax rate change under the TCJA. Refer to Note 6, “Pension and Other Postretirement Benefits,” for more information. Our 2019 provision for (benefit from) income taxes also reflected the following items: (i) $47.9 million of tax benefit from a foreign tax structuring transaction resulting in previously recognized tax losses becoming permanent; (ii) $24.7 million of net tax charge related to the tax on GILTI of our foreign subsidiaries and the recognition of foreign withholding taxes on current year earnings, partially offset by the benefit from FDII; (iii) $11.8 million of net tax benefit from the effective settlement of certain German tax audits and decreases in reserves as a result of closing tax years, partially offset by additional interest and penalty accruals, and increases in reserves from our change in judgment; and (iv) $7.8 million of tax benefit related to excess tax benefits associated with stock-based payments. Effective in 2019, we implemented certain operational structure changes to more closely align with our business strategies, one benefit of which was to reduce our base erosion payments below the statutory threshold. As a result, our 2019 provision for (benefit from) income taxes did not include a tax charge related to Base Erosion Antiabuse Tax (“BEAT”).
Our 2018 provision for (benefit from) income taxes included the following items: (i) $34.7 million of tax benefit for measurement period adjustments to our 2017 TCJA provisional amount in accordance with guidance provided under SEC Staff Accounting Bulletin No. 118; (ii) $31 million of net tax charge for GILTI and BEAT, and the recognition of foreign withholding taxes on current year earnings, partially offset by the benefit from FDII; (iii) $11.9 million of net tax benefit from the effective settlement of certain German tax audits and decreases in reserves as a result of closing tax years, partially offset by additional interest and penalty accruals, and increases in reserves from our change in judgment; and (iv) $31 million of net tax benefit primarily due to the recognition of a deferred tax asset in a higher tax rate jurisdiction, partially offset by a taxable gain recognized in a lower effective tax rate jurisdiction. Our 2018 provision for (benefit from) income taxes was not significantly impacted by the $10.7 million increase in our valuation allowance primarily due to offsetting changes in deferred taxes and uncertain tax positions.
U.S. Tax Reform
The TCJA enacted in the U.S. in December 2017 significantly changed U.S. corporate income taxation by, among other things, reducing the federal corporate income tax rates to 21%; implementing a modified territorial tax system prospectively by providing a dividend received deduction on certain dividends from our foreign subsidiaries; loss of domestic manufacturing deductions; limitations on the deductibility of our executive compensation and interest expense; and imposing a one-time
transition tax through a deemed repatriation of accumulated untaxed earnings and profits of foreign subsidiaries.
As of December 29, 2018, we completed our accounting for the income tax effects of the TCJA following the guidance of SAB 118. Specifically, we included $34.7 million of net tax benefit as measurement period adjustments primarily related to (i) $9.5 million of tax charge as an adjustment to the transition tax, reflecting subsequent regulatory and administrative guidance issued by the Internal Revenue Service (“IRS”) and certain state taxing authorities and the finalization of our foreign earnings and profits as well as taxes; (ii) $39.6 million of tax benefit as an adjustment to the remeasurement of deferred taxes as a result of our decision to accelerate certain deductions in conjunction with the completion of our 2017 U.S. federal income tax return; (iii) $3.6 million of tax charge as an incremental accrual for foreign withholding taxes associated with changes in our indefinite reinvestment assertions after information required to make such determination was obtained; and (iv) $9.4 million of tax benefit from releasing a previously recorded uncertain tax position after we did not take the position on our 2017 U.S. federal income tax return.
Our accumulated earnings in foreign subsidiaries are not indefinitely reinvested. As a result of the one-time
transition tax and the dividend received deduction prescribed by the TCJA, our accumulated earnings in foreign subsidiaries can generally be repatriated to the U.S. without material tax consequences. As of January 2, 2021, we recorded a deferred tax liability of $39 million related to future tax consequences from repatriating our accumulated earnings in foreign subsidiaries that are not indefinitely reinvested.
Deferred Taxes
Deferred taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2020	2019
Accrued expenses not currently deductible	$24.9	$25.7
Net operating loss carryforwards	161.4	154.6
Tax credit carryforwards	55.9	46.5
Stock-based compensation	10.7	11.8
Pension and other postretirement benefits	52.4	57.8
Lease liabilities	39.0	30.5
Other assets	32.2	21.3
Valuation allowance	(68.2)	(67.7)

Total deferred tax assets (1)	308.3	280.5
Depreciation and amortization	(80.2)	(41.6)
Repatriation accrual	(39.0)	(18.9)
Foreign operating loss recapture	(3.6)	(3.4)
Lease assets	(38.7)	(29.7)

Total deferred tax liabilities (1)	(161.5)	(93.6)

Total net deferred tax assets	$146.8	$186.9
(1)	Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.
We assess the available positive and negative evidence to estimate if sufficient future taxable income is expected to be generated to use existing deferred tax assets. On the basis of our assessment, we record valuation allowances only with respect to the portion of the deferred tax asset that is not more-likely-than-not
to be realized. Our assessment of the future realizability of our deferred tax assets relies heavily on our forecasted earnings in certain jurisdictions, the relevant carryforward periods, and these forecasted earnings are determined by the manner in which we operate our business. Any changes to our operations may affect our assessment of deferred tax assets considered realizable if the positive evidence no longer outweighs the negative evidence.
Net operating loss carryforwards of foreign subsidiaries at January 2, 2021 and December 28, 2019 were $563 million and $508 million, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at January 2, 2021 and December 28, 2019 totaled $56 million and $47 million, respectively. If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions)	Net Operating
Year of Expiry	Losses (1)	Tax Credits
2021	$2.1	$.4
2022	5.3	.5
2023	4.3	4.4
2024	3.8	.3
2025	5.9	7.2
2026 - 2040	19.1	36.2
Indefinite life/no expiry	522.7	6.5

Total	$563.2	$55.5
(1)	Net operating losses are presented before tax effects and valuation allowance.
Certain indefinite-lived foreign net operating losses may require decades to be fully utilized under our current business model.
At January 2, 2021, we had net operating loss carryforwards in certain states of $664 million before tax effects. Based on our estimates of future state taxable income, it is more-likely-than-not
that the majority of these carryforwards will not be realized before they expire. Accordingly, a valuation allowance has been recorded on $624 million of these carryforwards.
As of January 2, 2021, our provision for (benefit from) income taxes did not materially benefit from applicable tax holidays in foreign jurisdictions.

Unrecognized Tax Benefits
As of January 2, 2021, our unrecognized tax benefits totaled $72 million, $63 million of which, if recognized, would reduce our annual effective income tax rate. As of December 28, 2019, our unrecognized tax benefits totaled $70 million, $61 million of which, if recognized, would reduce our annual effective income tax rate.
Where applicable, we accrue potential interest and penalties related to unrecognized tax benefits in income tax expense. The interest and penalties we recognized during fiscal years 2020, 2019 and 2018 were not material, individually or in aggregate, to the Consolidated Statements of Income. We have accrued balances of $22 million and $22 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at January 2, 2021 and December 28, 2019, respectively.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2020	2019
Balance at beginning of year	$69.9	$80.8
Additions for tax positions of current year	6.5	7.5
Additions (reductions) for tax positions of prior years, net	5.2	(6.7)
Settlements with tax authorities	(3.3)	(1.9)
Expirations of statutes of limitations	(8.7)	(8.0)
Changes due to translation of foreign currencies	2.4	(1.8)

Balance at end of year	$72.0	$69.9
It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $10 million, primarily as a result of audit settlements and closing tax years.
The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of the relevant risks, facts, and circumstances existing at the time. We believe we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. The final determination of tax audits and any related legal proceedings could materially differ from amounts reflected in our tax provision for (benefit from) income taxes and the related liabilities. To date, we and our U.S. subsidiaries have completed the IRS’ Compliance Assurance Process Program through 2017. With limited exceptions, we are no longer subject to income tax examinations by tax authorities for years prior to 2010.